SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 1998
                                                   -----------------

                               ZMAX CORPORATION
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            (Exact name of registrant as specified in its charter)

           DELAWARE                  000-23967            52-2040275
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 (State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)             File Number)        Identification
                                                            Number)

  20251 CENTURY BOULEVARD, GERMANTOWN, MD                    20874
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  (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code:  (301) 353-9500
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                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On December 14, 1998, ZMAX Corporation, a Delaware corporation (the "Company"), acquired 100% of the issued and outstanding capital stock of Eclipse Information Systems, Inc., an Illinois corporation ("Eclipse"), through the issuance of 1,700,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and the payment of up to $1,450,000 in cash, subject to post-closing adjustments, to the shareholders of Eclipse (the "Shareholders"). The acquisition was accomplished by means of a merger (the "Merger") of Eclipse Acquisition Corporation, an Illinois corporation ("Acquisition") and wholly-owned subsidiary of the Company, with and into Eclipse, pursuant to the terms of the Agreement and Plan of Merger, dated as of December 14, 1998 (the "Agreement"), by and among the Company, Acquisition, Eclipse and the Shareholders. The Merger consideration, having an aggregate value of approximately $7.4 million on the effective date of the Merger, was determined in arm's-length negotiations between the Company and the Shareholders of Eclipse. The source for the Company's payment of the cash portion of the purchase price was the Company's internal working capital. A copy of the Agreement is filed as an exhibit hereto and is incorporated herein by reference.

      Eclipse is engaged in the business of computer consulting and re-engineering services, and will continue to engage in such business following the Merger. Acquisition was formed solely for the purpose of merging with and into Eclipse pursuant to the Agreement.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      In accordance with Items 7(a)(4) and 7(b)(2) of Form 8-K, the financial statements called for by Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X, and the pro forma financial information called for by Item 7(b) of Form 8-K and Article XI of Regulation S-X, will be filed by amendment as soon as practicable but not later than March 1, 1999.

      The following exhibit is filed herewith:

         Exhibit No.          Document
         -----------          --------
              2               Agreement  and  Plan  of  Merger,  dated  as  of
                              December   14,   1998,   by   and   among   ZMAX
                              Corporation,  Eclipse  Acquisition  Corporation,
                              Eclipse  Information  Systems,  Inc.,  and Frank
                              Schultz,  Mark  Mirabile,  John  Schultz , Scott
                              Shedd,  Brad Adams, Ron Hilicki,  Fred Anderson,
                              Harold Zimmerman,  Chris Gildone, Dave Vittitow,
                              Kristina Palmer, Tom Carroll and Gary Singer.


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

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ZMAX CORPORATION
                                           (Registrant)

Dated:  December 24, 1998                   By: /s/MICHAEL C. HIGGINS
                                                ---------------------
                                                Michael C. Higgins
                                                President


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